Acquisition of Business	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Acquisition of Business
Acquisition of Business
On March 5, 2010, Afton Chemical Corporation completed the acquisition of 100% of Polartech for $43.1 million in cash. Polartech was a global company specializing in the supply of metalworking additives. The acquisition agreement included all physical assets of the Polartech business including the headquarters, research and development, and manufacturing facilities in the United Kingdom, as well as manufacturing sites in India, China, and the United States.
We performed a valuation of the assets acquired to determine the purchase price allocation. This valuation resulted in the recognition of $6 million of identifiable intangibles, including formulas and technology, customer base, and trademarks/trade names. We also acquired property, plant, and equipment of $28.4 million as well as working capital.
As part of the acquisition, we recorded $4.2 million of goodwill. The goodwill resulted from the cost of assets acquired exceeding the valuation of the assets and liabilities. All of the goodwill recognized is part of the petroleum additives segment, and none is deductible for tax purposes.
Pro forma consolidated results of operation for the year ended December 31, 2010 assuming the acquisition had occurred on January 1, 2010 would not be materially different from the actual results reported for NewMarket for the year ended December 31, 2010.